UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Diamond Hill Financial Trends Fund, Inc.
(Name of Registrant as Specified In Its Charter)

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325 John H. McConnell Boulevard, Suite 200

Columbus, Ohio 43215

October 1, 2012

Dear Fellow Shareholder:

We are pleased to invite you to attend a Special Meeting of Shareholders of Diamond Hill Financial Trends Fund, Inc., which will be held on November 14, 2012 at 1:00 p.m. Eastern Time, at 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215. Details of the business to be conducted at the special meeting are given in the the Proxy Statement.

Enclosed with this letter are (i) the formal notice of the meeting, (ii) the proxy statement, which gives detailed information about the proposal and why the Board of Directors of the Fund recommends that you vote “FOR” it, and (iii) a proxy for you to sign and return. If you have any questions about the enclosed proxy or need any assistance in voting your shares, please call 614-255-4080.

Your vote is important and we encourage you to vote promptly.  Please complete, sign, and date the enclosed proxy card and return it in the enclosed envelope. This will ensure that your vote is counted, even if you cannot attend the meeting in person.

On behalf of your Board of Directors, I extend our appreciation for your continued support.

Sincerely,

Franklin C. Golden
Chairman of Diamond Hill Financial Trends Fund, Inc.

2

DIAMOND HILL FINANCIAL TRENDS FUND, INC.
325 John H. McConnell Boulevard, Suite 200
Columbus, Ohio 43215

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Diamond Hill Financial Trends Fund, Inc.

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of Diamond Hill Financial Trends Fund, Inc., a Maryland corporation, will be held on November 14, 2012 at 1:00 p.m. Eastern Time at 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215, to consider and vote on the following matter as more fully described in the proxy statement. For the purposes of these proxy materials, Diamond Hill Financial Trends Fund, Inc. will be referred to as the "Company" or the "Fund."

Below is the proposal for the Fund (the "Proposal"):

Non-binding advisory vote to continue to operate the Fund as a closed-end financial services investment company.

Shareholders of record of the Fund as of the close of business on September 7, 2012 are entitled to notice of and to vote at the Special Meeting of Shareholders (or any adjournment or postponement of the meeting thereof). If you attend the Meeting, you may vote your shares in person. If you do not expect to attend the Meeting, please complete, date, sign and return promptly in the enclosed envelope the accompanying proxy ballot(s).

In addition to voting by mail, you may also vote by either telephone or via the Internet, as follows:

To Vote by Telephone:		To Vote by the Internet:
1.	Read the Proxy Statement and have the enclosed proxy card at hand.	1.	Read the Proxy Statement and have the enclosed proxy card at hand.

2.	Call the toll-free number that appears on the enclosed proxy card.	2.	Go to the website that appears on the enclosed proxy card.

3.	Enter the control number set forth on the enclosed proxy card and follow the simple instructions.	3.	Enter the control number set forth on the enclosed proxy card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed proxy card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

The Proxy Statement for our Special Meeting of Shareholders is available on our website at http://www.diamond-hill.com/cgi-bin/mf/closed-end-fund.pl. Additionally, and in accordance with Securities and Exchange Commission rules, you may access our proxy materials at http://www.proxyvote.com.

We need your proxy vote immediately.

If your completed proxy ballot is not received, you may be contacted by representatives of the Fund.

  By Order of the Board of Directors,

  Franklin C. Golden
  Chairman of Diamond Hill Financial Trends
Fund, Inc.

October 1, 2012
Columbus, Ohio

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Corporate Accounts	Valid Signature
ABC Corp.	ABC Corp. (by John Doe, Treasurer)

ABC Corp.	John Doe, Treasurer

ABC Corp. c/o John Doe, Treasurer	John Doe

ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
ABC Trust	Jane B. Doe, Trustee

Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith

John B. Smith	John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES PROMPTLY, NO MATTER HOW MANY SHARES YOU OWN.

DIAMOND HILL FINANCIAL TRENDS FUND, INC.

325 John H. McConnell Boulevard, Suite 200
Columbus, Ohio 43215

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
NOVEMBER 14, 2012

This Proxy Statement is being furnished to shareholders of Diamond Hill Financial Trends Fund, Inc. (the "Fund"), in connection with the solicitation by the Fund's Board of Directors of proxies to be used at a Special Meeting of Shareholders, and at any adjournment or postponement thereof (the "Meeting"), to be held at 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215, on November 14, 2012, at 1:00 p.m. Eastern Time.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 14, 2012: The Fund will furnish, without charge, a copy of its 2011 annual report or the June 30, 2012 semi-annual report to any shareholder upon request. This Proxy Statement and our annual and semi-annual reports can be accessed on our website at http://www.diamond-hill.com/cgi-bin/mf/closed-end-fund.pl or on the Securities and Exchange Commission's (the "SEC") website (www.sec.gov).

This Proxy Statement is being first mailed to shareholders on or about October 3, 2012. At the Meeting, shareholders will vote on the following proposal (the "Proposal"):

Non-binding advisory vote to continue to operate the Fund as a closed-end financial services investment company.

The close of business on September 7, 2012, has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting. Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On September 7, 2012, we had 3,968,124 shares of Common Stock outstanding. The common stock is our only outstanding class of voting securities.

Shareholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before the proxies are voted. Unrevoked proxies will be voted as specified on the proxy and, unless specified to the contrary, will be voted "FOR" the Proposal.

Broker non-votes are shares held in "street name" for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If the beneficial owner does not provide voting instructions, the broker cannot vote the shares with respect to this "non-routine" matter.

Additional information regarding outstanding shares, voting your proxy card and attending the Meeting are included at the end of this Proxy Statement in the section entitled "Voting Information."

The Fund is a Maryland corporation that is registered with the SEC, under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end management investment company. The Fund's shares of common stock are referred to as "shares," and the holders of the shares are "shareholders." The Fund's Board of Directors is referred to as the "Board," and the directors are "Directors."

Diamond Hill Capital Management, Inc. ("DHCM"), an Ohio corporation, whose principal business address is 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215, is the Fund's investment adviser and administrator. DHCM is a wholly-owned subsidiary of Diamond Hill Investment Group, Inc. Citi Fund Services Ohio, Inc. ("Citi Fund"), whose principal business address is 3435 Stelzer Road, Columbus, OH 43219, is the Fund's sub-administrator and custodian. The Fund's transfer agent and registrar is Computershare, whose principal business address is 111 Founders Plaza, East Hartford, CT 06108.

The shares of the Fund trade on the NASDAQ Stock Market, Inc. ("NASDAQ") (ticker symbol: DHFT).

The date of this Proxy Statement is October 1, 2012.

PROPOSAL:

NON-BINDING ADVISORY VOTE TO CONTINUE TO OPERATE THE FUND AS A CLOSED-END FINANCIAL SERVICES INVESTMENT COMPANY

This non-binding advisory vote gives you as a shareholder the opportunity to express your views to the Fund's Board of Directors (the "Board") with respect to whether the Fund should continue to operate as a closed-end financial services investment company as it has since its inception in 1989 (the "Proposal").

For the reasons stated in the Fund's 2011 Annual Report and reiterated below, the Board believes strongly that the Fund in its current form remains an eminently viable and attractive investment alternative for its shareholders. THEREFORE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO CONTINUE TO OPERATE THE FUND AS A CLOSED-END FINANCIAL SERVICES FUND.

A vote "FOR" means that you believe the Fund should continue to operate as a closed-end financial services investment company.

A vote "AGAINST" means that you believe the Board should consider alternatives, including liquidating the Fund.

Reasons For The Board's Recommendation

The Fund has operated as a closed-end fund since its inception. As such, it neither redeems its outstanding shares nor continually offers new shares for sale; thus it operates with a relatively fixed capitalization. The Fund's shares are traded on NASDAQ under the symbol "DHFT" like those of any other exchange-listed company. By contrast, for example, open-end funds issue redeemable shares entitling shareholders to redeem their proportionate share of a fund's net asset value. Open-end funds also issue new shares at net asset value.

As is the case with any other exchange-listed company, market forces and perceptions of the Fund's prospects drive the market price of its shares. Like virtually all equity closed-end funds whose objective is long-term capital appreciation, the market price of the Fund's shares is lower than the value per share of the Fund's portfolio, which is called its net asset value. When the net asset value per share is higher than the market value per share, the Fund is said to be trading at a discount.

Since the very inception of the Fund, the Board has carefully monitored and studied the issue of closed-end fund discounts. As stated in the Fund's 2011 Annual Report, there are differing views about the cause and effect of discounts and what, if anything, can be done to reduce or eliminate them. This much is true, however: discounts are inherent to equity closed-end funds and no technique, short of liquidation or open-ending, has proven effective in reducing or eliminating the discount for more than a short period of time, with discounts returning soon after, for example, a tender offer or share repurchase is completed. There are two alternatives, open-ending or liquidation, that will completely eliminate a closed-end fund discount. The Board has evaluated the open-ending alternative and, for a number of reasons, including the small size of the Fund by open-end fund standards, it currently appears not to be a viable option. Liquidating the Fund, an obviously one-time option, would eliminate the discount, but would also deny shareholders the long-term opportunity to benefit from the attractive and competitive investment option in which they invested and would result in the forced realization of taxable gains at potentially inopportune times.

If you accept, like the Board does, that discounts are inherent to equity closed-end funds and that closed-end funds offer long-term investment benefits to shareholders, then the main focus should be in two areas: the viability of the Fund as an attractive and competitive investment alternative for shareholders and the Fund's investment performance. As stated below, the Board believes the Fund, in its current form, is eminently viable and attractive and that the financial sector is poised for attractive returns over the coming years. The discount exists, it varies from time to time and shareholder returns are enhanced when it narrows, but the Board believes that long-term shareholders who buy shares "at a discount" presumably for long-term investment purposes as indicated by the Fund's long-term investment focus should not be primarily concerned about selling them "at a discount." In other words, the Board believes that Fund performance and financial industry trends are the primary drivers of the Fund's market price just as they are the drivers of its net asset value. Over the past twelve months, the Fund's discount has averaged 11.13% and it is currently 6.8% as of September 27, 2012.

Recently, a small number of shareholders have communicated their concern about the Fund's discount to net asset value. As it has throughout its history, the Board has taken those concerns seriously and has spent a considerable amount of time analyzing the Fund and reaching its recommendation. However, the Board has also deemed it appropriate to seek input from all shareholders on this question. While your vote is advisory in nature and will not be binding on either the Fund or the Board, it will be considered and weighed by the Board with other relevant factors in connection with the Board's decision-making process in the future. Should the Board decide to take any action partly in light of a strong vote against the proposal and the Board's recommendation, the Board currently believes that the most appropriate alternative would likely be to liquidate and allow shareholders to re-invest their proceeds in an alternative investment of their own choosing.

The question then is whether the Fund is viable as an attractive and competitive investment alternative for its shareholders. The Board unanimously believes that it is. The Board believes the Fund has the following beneficial characteristics:

•  A Fund with an experienced and respected investment adviser and administrator with a sound investment philosophy and strong discipline that has delivered meaningful relative outperformance in the toughest environment for financial stocks in years;

•  A Fund that offers its shareholders the opportunity to make attractive returns on both a relative and absolute basis from its investments in the recovering financial sector;

•  A Fund with a flexible investment mandate within the financial services industry that allows it to invest broadly in companies of any size and on a long or short basis;

•  A Fund with a competitive expense ratio, both in relative and absolute terms, particularly when Fund size is taken into account;

•  A Fund that offers its shareholders an attractive opportunity to seek financial industry exposure in their portfolios; and

•  A Fund with a strongly independent Board of Directors with a history of proper decision making and a constant focus on the best long-term interests of the Fund and its shareholders.

The Board has always focused on investment performance and, over the years, it has proposed, and the shareholders have approved, many changes to the Fund's investment objectives and policies to keep pace with evolving trends and opportunities. As a result of those efforts, the Fund has been able to offer an attractive alternative for shareholders to add financial industry exposure to their portfolios by consistently delivering strong relative investment performance over time when compared to industry indexes.

Period Annual Total Returns (%)

As of June 30, 2012	One Year	Three Year	Five Year	Ten Year	Fifteen Year	Twenty Year
Diamond Hill Financial Trends Fund, Inc. (Inception Date: July 3, 1989) Net Asset Value	-0.38	13.49	-6.95	1.95	3.74	6.18
S&P 1500 SuperComposite Financials Index *	-1.43	10.13	-13.10	-2.00	1.65	NA

*  The S&P 1500 SuperComposite Financials Index commenced on 12/30/1994 and therefore does not have a twenty year return figure. The S&P 1500 SuperComposite Financials Index is a market capitalization-weighted Index which is comprised of companies that represent the Financial Services Sector Weighting within the S&P 1500 SuperComposite. The S&P 1500 SuperComposite is a broad-based market capitalization-weighted Index of 1500 U.S. companies that is comprised of the S&P 400, S&P 500 and S&P 600 Indexes.

The total returns for the Fund are at net asset value and include reinvestment of all distributions. These returns are pre-tax and reflect the deduction of fees. The performance data combined within this material represents past performance, which does not guarantee future results.

Recognizing the impact of expenses on performance, the Board has also kept a sharp eye on the Fund's expense ratio. In fact, even with the Fund's small size, the Fund boasts an expense ratio that is lower than half of all closed-end equity funds in its comparative universe of funds. The Fund's ability to deliver a reasonable and competitive expense ratio, while at the same time retaining first class service providers and delivering quality management and service, should dispel any notion that a small, closed-end fund is not "viable" or "competitive." In fact, the Fund's smaller size, combined with the luxury of not having to worry about redemptions like open-end funds have to, allow for maximum investment flexibility without concerns over market impact and liquidity.

As the Fund has survived the financial debacle of the last four years with relative outperformance as compared to the Fund's benchmark and as the financial industry begins to recover, the Board believes that this would be an inopportune time to effect a possible liquidation for the sole purpose of a one-time reduction of the discount at the expense of sacrificing potentially more significant long-term growth within a closed-end structure. Having said that, the Board continually monitors the Fund's discount. For example, in 2009 the Board authorized the Fund's adviser, Diamond Hill, to repurchase up to 200,000 shares in the open market during any period that the Fund's own shares, as a result of the discount or other factors, are an attractive investment relative to other investment opportunities available to the Fund, taking into account all relevant circumstances, including the impact of the repurchase on the expense ratio of the Fund. Such an opportunity presented itself in Diamond Hill's view in 2010 at a time when the Fund's discount was approximately 17%, and the Fund repurchased 25,000 of its shares at an average price of $9.09 per share. As expected, the impact of the repurchase on the discount was temporary, but the Board believes that the repurchase was a good use of cash for the Fund and yielded a good investment result for shareholders.

In short, the Fund has proven over its existence that it is a viable and attractive investment option for investors looking for financial industry exposure, and the Board believes that will continue to be viable and attractive for the foreseeable future.

FOR THE REASONS STATED ABOVE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL.

Required Vote

As the vote is advisory and non-binding in nature, no specific vote is required. The Proposal is only a recommendation and the Board will weigh and consider the number of votes "FOR" and "AGAINST" the Proposal along with other relevant factors in connection with the Board's decision making process in the future.

BOARD RECOMMENDATION

THE BOARD, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE CONTINUED OPERATION OF THE FUND AS A CLOSED-END FINANCIAL SERVICES INVESTMENT COMPANY

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth the number of shares of the Fund's stock as of September 7, 2012 beneficially owned by the Fund's current directors and executive officers as a group, and certain other beneficial owners, according to information furnished to the Fund by such persons. Beneficial ownership is determined in accordance with rules of the SEC and generally includes any shares over which a person exercises sole or shared voting and/or investment power. Shares of common stock subject to options and warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding the options but are not deemed outstanding for computing the percentage ownership of any other person. Except as otherwise indicated, we believe the beneficial owners of the common stock listed below, based on information furnished by them, have sole voting and investment power with respect to the number of shares listed opposite their names.

The percentages of beneficial ownership set forth below are based on 3,968,124 shares of Common Stock outstanding as of September 7, 2012.

Unless otherwise indicated, the address of each of the individuals named in the table below is Diamond Hill Financial Trends Fund, Inc., 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Outstanding Shares
5% Shareholder
Bulldog Investors, Brooklyn Capital Management, Philip Goldstein, and Andrew Dakos (1)	917,571	23.1%
RiverNorth Capital Management, LLC (2)	225,157	5.7%
Wells Fargo Advisors Financial Network, LLC (3)	323,950	8.3%
Independent Directors
Russell J. Page	5,700	*
Fred G. Steingraber	500	*
Donald R. Tomlin	6,200	*
Interested Director
Franklin C. Golden	13,206	*
Executive Officers
James Laird	9,972	*
Gary Young	900	*
All Directors and Executive Officers as a Group	36,478	0.9%

*  Less than 1%.

(1)  Based on the most recently available amendment to Schedule 13D filed with the SEC on August 29, 2012. The address of Bulldog Investors, Brooklyn Capital Management, Philip Goldstein, and Andrew Dakos is Park 80 West Plaza Two, Suite 750, Saddle Brook, NJ 07663.

(2)  Based on the most recently available Schedule 13F filed with the SEC on August 14, 2012. The address of RiverNorth Capital Management, LLC is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654-7030.

(3)  Based on the most recently available Schedule 13F filed with the SEC on August 10, 2012. The address of Wells Fargo Advisors Financial Network, LLC is One North Jefferson Ave, St. Louis, MO 63103.

SHAREHOLDER PROPOSALS

Shareholders who, in accordance with SEC Rule 14a-8, wish to present proposals for inclusion in the Fund's proxy materials to be distributed in connection with the 2013 Annual Meeting of Shareholders must submit their proposals so that they are received at the Fund's principal executive offices no later than the close of business on November 10, 2012. However, if the date of the 2013 annual meeting has been changed by more than 30 days from the date of the 2012 annual meeting, then the deadline is a reasonable time before the Fund begins to print and send its proxy materials. Shareholder proposals that are submitted in a timely manner, as described above, will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

In accordance with the Bylaws, in order to be properly brought before the 2013 Annual Meeting, a shareholder's notice of the matter the shareholder wishes to present, or the person or persons the shareholder wishes to nominate as a director, must be delivered to, or mailed and received by the Fund's Secretary, at the Fund's principal executive offices no less than 90 days, and no more than 120 days before the one year anniversary of the date of mailing of the notice for the preceding year's annual meeting; provided, however, that if the mailing of the notice for the 2013 Annual Meeting is advanced or delayed by more than 30 days from the anniversary date of the mailing of the notice for the preceding year's annual meeting, notice by the shareholder to be timely must be so delivered, or mailed and received, not earlier than the 120th day prior to the date of mailing of the notice for such annual meeting, and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for such annual meeting or the 10th day following the day on which public announcement of the date of mailing of the notice for such meeting is first made by the Fund. As a result, any notice given by a shareholder pursuant to these provisions of the Bylaws (and not pursuant to the SEC's Rule 14a-8) must be received no earlier than November 8, 2012, and no later than December 10, 2012 unless the date of the mailing of the notice for the 2013 Annual Meeting is advanced or delayed by more than thirty (30) days from the anniversary date of the mailing of the notice for the 2012 Annual Meeting, in which case notice must be received as specified above.

To be in proper form, a shareholder's notice must include the specified information concerning the proposal or nominee as described in the Bylaws. A shareholder who wishes to submit a proposal or nomination is encouraged to seek independent counsel about the requirements imposed by the Bylaws and SEC regulations. The Fund will not consider any proposal or nomination that does not meet the Bylaws' requirements and the SEC's requirements for submitting a proposal or nomination.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

Shareholders of the Fund may have family members living in the same home who also own shares of the Fund. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account, the Fund will, until notified otherwise, send only one copy of the proxy materials (including this Proxy Statement) to each household address. These documents are available on the Fund's website, http://www.diamond-hill.com/cgi-bin/mf/closed-end-fund.pl. In addition, the Fund will deliver promptly, upon written or oral request, a separate copy of the proxy materials to any shareholder to which a single copy was delivered at a shared address. If you would like to receive separate documents for each account holder, please call the Fund at 614-255-3333 or write to the Fund at 325 John J. McConnell Boulevard, Suite 200, Columbus, Ohio 43215. If you currently share a household with one or more other shareholders of the Fund and are receiving duplicate copies of prospectuses, shareholder reports or proxy materials and would prefer to receive a single copy of such documents, please call or write the Fund at the phone number or address listed above.

VOTING INFORMATION

Record Date and Share Ownership

Shareholders of record as of the close of business on September 7, 2012 (the "Record Date"), are entitled to vote at the Meeting. As of the Record Date, there were 3,968,124 shares of Common Stock outstanding.

Submitting and Revoking Your Proxy

All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted "FOR" the Proposal.

Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Meeting in person. Most shareholders have three options for submitting their votes: (1) via the Internet, (2) by phone or (3) by mail. We encourage you to vote by Internet or by phone. It is convenient, and it saves the Fund significant postage and processing costs. In addition, when you vote via the Internet or by phone prior to the date of the Meeting, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and therefore not be counted. If you attend the Meeting, you may also submit your vote in person, and any previous votes that you submitted, whether by Internet, phone or mail, will be superseded by the vote that you cast at the Meeting.

You may revoke your proxy at any time prior to its exercise by: (1) submitting a properly executed, later-dated proxy; (2) attending the Meeting in person and voting; or (3) submitting a written notice of revocation to the Secretary. To be effective, such revocation must be received by the Secretary prior to the Meeting and must indicate your name and account number.

Solicitation of Proxies

The expenses of preparing, printing and mailing the proxy card and this Proxy Statement, tabulation expenses and all other costs in connection with the Proxy will be borne by the Fund. Certain directors, officers and other employees of the Fund, DHCM or its affiliates, without additional compensation, may solicit proxies personally or in writing, by telephone, e-mail or otherwise. The Fund has determined that it will not solicit proxy votes using a third-party vendor. The Fund will request that brokers and nominees who hold shares of the Fund in their names forward these proxy materials to the beneficial owners of those shares. The Fund may reimburse such brokers and nominees for their reasonable expenses incurred in connection therewith.

OTHER BUSINESS

The only matters that may be acted upon at a special meeting are those stated in the notice of the special meeting. Accordingly, other than procedural matters relating to the Proposal, no other business may properly come before the Meeting. If any procedural matter requiring a vote of stockholders should arise, the persons named as proxies will vote on such procedural matter in accordance with their discretion.

The Fund will furnish, without charge, a copy of the Fund's most recent annual and semi-annual reports to any shareholder upon request. A shareholder who wishes to request copies of the Fund's annual or semi-annual report may do so by calling the Fund's transfer agent, Computershare at 1-877-254-8583.

IT IS IMPORTANT THAT YOU EXECUTE AND RETURN ALL OF YOUR PROXIES PROMPTLY.

  By Order of the Board of Directors,

  Franklin C. Golden
  Chairman of Diamond Hill Financial Trends
Fund, Inc.

October 1, 2012

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.

Both are available 24 hours a day, 7 days a week.

As a shareholder of Diamond Hill Financial Trends Fund, Inc., you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 pm., Eastern Time on November 13, 2012.

INTERNET
http://www.proxyvoting.com/dhft

Use the Internet to vote your proxy.
Have your proxy card in hand when you access the web site.

Diamond Hill Financial	OR
Trends Fund, Inc.

TELEPHONE
1-866-540-5760

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

WO#
31490

 FOLD AND DETACH HERE

PROXY	Please mark your votes as indicated in this example		☒

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSAL.

	FOR	AGAINST
Proposal for non-binding advisory vote to continue to operate the Fund as a closed-end financial services investment company.
	☐	☐

Mark Here for Address Change or Comments SEE REVERSE	☐

RESTRICTED AREA - SCAN LINE

Please sign exactly as your name or names appear heron. Joint owners should each sign. Executors, administrators, trustees, guardians and others should give their full title. Corporations and partnerships should sign in their full name by their president or another authorized person.

Signature	Signature	Date	, 2012

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 FOLD AND DETACH HERE

PROXY

DIAMOND HILL FINANCIAL TRENDS FUND, INC.

325 JOHN H. MCCONNELL BLVD., SUITE 200

COLUMBUS, OHIO 43215

This Proxy is solicited on behalf of the Board of Directors for the Special Meeting of Shareholders, November 14, 2012

The undersigned hereby appoints James F. Laird and Gary R. Young and each of them, as proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of Diamond Hill Financial Trends Fund, Inc. (the “Company”) to be held on November 14, 2012, or any adjournment thereof, and to vote all shares of the Company (the “Shares”) which the undersigned is entitled to vote at such Special Meeting or at any adjournment thereof as set forth on the reverse side.

The Board of Directors recommends a vote FOR the listed proposal. THIS PROXY WILL BE VOTED AS DIRECTED OR IF NO SPECIFICATION IS MADE AND THIS PROXY IS RETURNED, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL. If any other matters are properly brought before the Meeting or any adjournment thereof, the Shares represented by this Proxy will be voted in the discretion of the proxies on such other matters as the directors may recommend.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders dated October 1, 2012, and the Proxy Statement furnished therewith. Any proxy heretofore given to vote the Shares which the undersigned is entitled to vote at the Special Meeting of Shareholders is hereby revoked.

Address Change/Comments	Please mark, sign, date and return the Proxy card promptly in the enclosed envelope, unless voting electronically.
(Mark the corresponding box on the reverse side)

SHAREOWNER SERVICES
P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250

RESTRICTED AREA - SCAN LINE

WO#
(See Reverse side )	31490

RESTRICTED AREA - SIGNATURE LINE